UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21819

                          PNC LONG-SHORT TEDI FUND LLC
               (Exact name of registrant as specified in charter)

                                   ----------

                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

PNC LONG-SHORT TEDI FUND LLC
SEMI-ANNUAL REPORT (UNAUDITED)
SEPTEMBER 30, 2009

PNC LONG-SHORT TEDI FUND LLC
CONTENTS (UNAUDITED)
SEPTEMBER 30, 2009

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS
Consolidated Statement of Assets and Liabilities ........................     2
Consolidated Statement of Operations ....................................     3
Consolidated Statements of Changes in Members' Capital ..................     4
Consolidated Statement of Cash Flows ....................................     5
Consolidated Financial Highlights .......................................     6
Notes to Consolidated Financial Statements ..............................     7
Board Approval of Investment Management and Advisory Agreements .........    13
Other Information .......................................................    18

PNC LONG-SHORT TEDI FUND LLC
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2009

ASSETS
Investment in PNC Long-Short Master Fund LLC ("Master Fund")   $1,897,128
Receivable from Master Fund for tender offer                      200,000
Receivable from Manager                                            52,185
Restricted cash                                                    10,000
Prepaid expenses                                                      916
                                                               ----------
   Total assets                                                 2,160,229
                                                               ----------
LIABILITIES
Note payable for tender offer                                     210,000
Due to Master Fund                                                 95,655
Administration fee payable                                          7,500
Incentive fee payable                                               3,858
Other accrued expenses                                             49,169
                                                               ----------
   Total liabilities                                              366,182
                                                               ----------
   Net assets                                                  $1,794,047
                                                               ==========
MEMBERS' CAPITAL
Capital                                                        $1,841,500
Accumulated net investment loss                                  (206,021)
Accumulated net realized gain on investments                      643,382
Net unrealized depreciation on investments                       (484,814)
                                                               ----------
   Members' capital                                            $1,794,047
                                                               ==========

   The accompanying notes are an integral part of the consolidated financial statements.

PNC LONG-SHORT TEDI FUND LLC
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                               $    376
   Expenses                                                       (20,946)
                                                                 --------
      Net investment loss allocated from Master Fund              (20,570)
                                                                 --------
OPERATING EXPENSES
Administration fees                                                 9,907
Directors' fees                                                     3,393
Incentive fees                                                      3,858
Audit and tax fees                                                 29,037
Legal fees                                                         16,075
Printing fees                                                      15,121
Registration fees                                                   2,193
Other expenses                                                      4,158
                                                                 --------
         Total expenses                                            83,742
Less:
      Expense waiver/reimbursement from Manager                   (72,385)
                                                                 --------
         Net expenses                                              11,357
                                                                 --------
         Net investment loss                                      (31,927)
                                                                 --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM
   MASTER FUND
Net realized gain on investments                                   73,345
Net change in unrealized depreciation on investments              220,553
                                                                 --------
         Net realized and unrealized gain on investments
            allocated from Master Fund                            293,898
                                                                 --------
Net increase in members' capital from operating activities       $261,971
                                                                 ========

   The accompanying notes are an integral part of the consolidated financial statements.

PNC LONG-SHORT TEDI FUND LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                    $  (59,866)
Net realized gain on investments                          296,151
Net change in unrealized appreciation on investments     (772,631)
                                                       ----------
   Net decrease in members' capital from operating
      activities                                         (536,346)
                                                       ----------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                          300,000
Cost of Interests repurchased                            (400,000)
                                                       ----------
   Net decrease in members' capital from capital
      transactions                                       (100,000)
                                                       ----------
MEMBERS' CAPITAL
Balance at beginning of year                            2,368,422
                                                       ----------
Balance at end of year                                 $1,732,076
                                                       ==========


FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

FROM OPERATING ACTIVITIES
Net investment loss                                    $  (31,927)
Net realized gain on investments                           73,345
Net change in unrealized depreciation on investments      220,553
                                                       ----------
   Net increase in members' capital from operating
      activities                                          261,971
                                                       ----------
MEMBERS' CAPITAL TRANSACTIONS
Cost of Interests repurchased                            (200,000)
                                                       ----------
   Net decrease in members' capital from capital
      transactions                                       (200,000)
                                                       ----------
MEMBERS' CAPITAL
Balance at beginning of period                          1,732,076
                                                       ----------
Balance at end of period                               $1,794,047
                                                       ==========

   The accompanying notes are an integral part of the consolidated financial statements.

PNC LONG-SHORT TEDI FUND LLC
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities       $ 261,971
Adjustments to reconcile net increase in members' capital from operating activities to net cash provided by operating
   activities
   Purchases of investments in Master Fund                         (50,237)
   Proceeds from sale of investments in Master Fund                200,000
   Net investment loss and realized/unrealized gain allocated
      from Master Fund                                            (273,328)
   Decrease in restricted cash                                      20,000
   Increase in receivable from Manager                             (12,171)
   Increase in prepaid expenses                                       (142)
   Decrease in administration fee payable                          (39,124)
   Increase in due to Master Fund                                   95,655
   Increase in incentive fee payable                                 3,402
   Increase in other accrued expenses                               13,974
                                                                 ---------
      Net cash provided by operating activities                    220,000
                                                                 ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Cost of Interests repurchased                                     (220,000)
                                                                 ---------
      Net cash used in financing activities                       (220,000)
                                                                 ---------
      Net change in cash and cash equivalents                           --
CASH AND CASH EQUIVALENTS
Beginning of period                                                     --
                                                                 ---------
End of period                                                    $      --
                                                                 =========
NON-CASH FINANCING ACTIVITIES
   Receivable from Master Fund for tender offers                 $ 200,000

   The accompanying notes are an integral part of the consolidated financial statements.

PNC LONG-SHORT TEDI FUND LLC
CONSOLIDATED FINANCIAL HIGHLIGHTS

                                              SIX-MONTH
                                                PERIOD
                                                ENDED                                    PERIOD
                                            SEPTEMBER 30,    YEAR ENDED   YEAR ENDED     ENDED
                                                 2009         MARCH 31,    MARCH 31,   MARCH 31,
                                             (UNAUDITED)        2009         2008        2007+
                                            -------------    ----------   ----------   ---------
TOTAL RETURN
Total return before incentive fee (1)            14.89%        (23.29)%       3.53%      10.60%
Incentive fee                                    (0.21)%        (0.01)%      (0.37)%     (1.12)%
                                               -------        -------       ------     -------
   Total return after incentive fee (1)          14.68%        (23.30)%       3.16%       9.48%
                                               =======        =======       ======     =======
Members' capital, end of period (000's)        $ 1,794        $ 1,732       $2,368     $ 2,121
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   before waivers and reimbursements            (10.98)%(3)     (8.25)%      (8.46)%    (13.92)%(3)
   net of waivers and reimbursements             (3.50)%(3)     (2.75)%      (2.86)%     (4.78)%(3)
Expense ratio before incentive fee,
   before waivers and reimbursements (2)         10.82%(3)       8.31%        8.19%      12.21%(3)
   net of waivers and reimbursements (2)          3.34%(3)       2.81%        2.59%       3.07%(3)
Expense ratio before incentive fee, net
   of waivers and reimbursements                  3.34%(3)       2.81%        2.59%       3.07%(3)
Incentive fee                                     0.20%(4)       0.02%        0.33%       1.33%(4)
                                               -------        -------       ------     -------
   Expense ratio after incentive fee, net
      of waivers and reimbursements               3.54%(3)       2.83%        2.92%       4.40%(3)
                                               =======        =======       ======     =======
Portfolio turnover (5)                           15.68%(4)       2.31%       32.69%       5.78%(4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The waivers/ reimbursements consist of voluntary payments made by the Manager. See Note 2 in Notes to Consolidated Financial Statements.

(3)  Annualized.

(4)  Not annualized.

(5) Portfolio turnover represents the Master Fund's portfolio turnover and is calculated for the period indicated.

   The accompanying notes are an integral part of the consolidated financial statements.

PNC LONG-SHORT TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

1.   ORGANIZATION

     PNC Long-Short TEDI Fund LLC, the "Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Fund's interests (the "Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale. The Fund was formed on August 4, 2005 with operations commencing on July 1, 2006.

     The Fund's investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the PNC Long-Short Cayman Fund LDC, the "Offshore Fund", a Cayman Islands limited duration company with the same investment objectives as the Fund. The Offshore Fund commenced operations on July 1, 2006. The Offshore Fund invests substantially all of its investable assets into PNC Long-Short Master Fund LLC (the "Master Fund"), a Delaware limited liability company with the same investment objectives as the Fund and the Offshore Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 6.5% of the Master Fund as of September 30, 2009. As the Fund controls substantially all of the operations of the Offshore Fund, these financial statements are the consolidation of the Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

     The Master Fund's investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies that have either a low correlation with the equity and fixed income markets, or that, when balanced with other strategies, lower the correlation of the Master Fund's total performance to the equity and fixed income markets. The primary focus is in hedged equity strategies though there may also be investments in debt and other instruments. Investments may include long/short equity strategies that encompass general, sector-specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Master Fund may also invest in opportunistic hedge funds that utilize distressed and event driven strategies. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund and should be read in conjunction with the Fund's financial statements.

     The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Fund and Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund and the Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC").

PNC LONG-SHORT TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager is currently serving as the investment manager to the Fund and the Master Fund pursuant to interim investment management agreements approved by the Board of Directors on August 11, 2009, which became effective on September 30, 2009. The Manager will continue to serve in such capacity (unless sooner terminated) until members of the Fund either approve or disapprove new investment management agreements or February 27, 2010, whichever is sooner. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and Master Fund's Board of Directors, respectively.

     At September 30, 2009, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $134,446.

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Advantage Advisers Management LLC (the "Adviser"). The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

     A. FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION

          The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

     B.   PORTFOLIO VALUATION

          The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, respectively, less liabilities, including accrued fees and expenses.

          The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in Note 2 of the financial statements for the Master Fund, which are attached to this report.

PNC LONG-SHORT TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     C.   FAIR VALUE MEASUREMENTS

          The Fund and the Master Fund adopted ASC 820 (formerly FAS No. 157 "Fair Value Measurements"), effective April 1, 2008. ASC 820 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

     D.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

     E.   SEGREGATED ACCOUNT

          A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from tender offers.

     F.   FUND EXPENSES

          The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. Certain expenses of the Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to members. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Master Fund.

     G.   INCOME TAXES

          The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to such member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

     H.   DISTRIBUTION POLICY

          The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

     I.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Fund may invest in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At September 30, 2009, there was no investment in this registered investment company.

PNC LONG-SHORT TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     J.   CAPITAL ACCOUNTS

          Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

     K.   RESTRICTED CASH

          The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

     L.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   INCENTIVE FEES

          The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's Loss Carryforward Amount. The "Loss Carryforward Amount" for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

     B.   ADMINISTRATION AND OTHER FEES

          The Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.25% of members' capital of the Fund plus a $15,000 flat fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

     C.   BOARD FEES

          The Fund pays each Director an annual retainer of $1,000. The Directors will not receive any fees from the Fund for attending regular Board meetings, but the Fund will pay each Director $500, plus expenses, for each special or telephonic meeting if such meeting is called solely for the Fund. Total amounts incurred related to Board meetings by the Fund for the six-month period ended September 30, 2009 were $5,347, which includes $1,954 allocated from Master.

PNC LONG-SHORT TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in Note 4 of the Master Fund's financial statements.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in Note 5 of the Master Fund's financial statements.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the six-month period ended September 30, 2009, aggregate purchases of the Master Fund amounted to $50,237 and aggregate sales of the Master Fund amounted to $200,000.

8.   TENDER OFFERS

     On February 24, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $100,000 were received and accepted by the Fund from members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment on or about 30 days after June 30, 2009. Members received an initial payment of $90,000 on July 31, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2010 year-end audit.

     On May 27, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by Members of the Fund at a price equal to the net asset value at September 30, 2009. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from Members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after September 30, 2009, and the remaining payment promptly after the completion of the Fund's March 31, 2010 year end audit.

PNC LONG-SHORT TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     On August 28, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by Members of the Fund at a price equal to the net asset value at December 31, 2009. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from Members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2009, and the remaining payment promptly after the completion of the Fund's March 31, 2010 year end audit.

9.   SUBSEQUENT EVENT

     The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 30, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

PNC LONG-SHORT TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

The assets of the Master Fund are actively managed and, the Fund, as a feeder fund, seeks to achieve its investment objective by investing substantially all of its assets in the Offshore Fund, which in turn, invests substantially all of its assets in the Master Fund. In consideration of the services that the Manager provided under the investment management agreement, the Master Fund pays the Manager an asset-based fee. As an investor in the Master Fund, the Fund bears its pro rata share of the asset-based fee. In addition to the asset-based fee paid by the Master Fund, the Fund pays the Manager a performance-based incentive fee pursuant to the investment management agreement between the Manager and the Fund.

On September 29, 2009, PNC Capital Advisors, Inc., the predecessor investment manager to the Master Fund and the Fund (the "Predecessor Manager"), merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC, a Delaware limited liability company (the "Manager"). As used herein, the merger of the Predecessor Manager and Allegiant to form the Manager is referred to as the "Merger." The Manager and its predecessors, the Predecessor Manager and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of the Predecessor Manager and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the investment management agreements with the Predecessor Manager that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms.

In anticipation of the Merger, the Boards of the Master Fund and the Fund, including a majority of the Directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of 1940 Act (the "Independent Directors")), met in person at a meeting on August 11, 2009 and approved separate interim investment management agreements between the Master Fund and the Manager and the Fund and the Manager, respectively (collectively, the "Interim Investment Management Agreements") in order for the Manager to continue to serve as the investment manager to the Master Fund and the Fund in the event that the Merger occurred. At the same meeting, the Directors, including a majority of the Independent Directors, approved new investment management agreements between the Master Fund and the Manager and the Fund and the Manager, respectively (collectively, the "New Investment Management Agreements"), subject to approval by the Fund's members. The Interim Investment Management Agreements took effect on September 30, 2009 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the New Investment Management Agreements or February 27, 2010, whichever is sooner. Prior to September 30, 2009, the Predecessor Manager served as the investment manager to the Master Fund pursuant to an investment management agreement with the Master Fund and an investment management agreement with the Fund (collectively, the "Prior Investment Management Agreements"). The Prior Investment Management Agreements were last approved by the Board at a meeting held on May 14, 2009. The approval of the Prior Investment Management Agreements is discussed below in the section entitled "Approval of Prior Agreements."

In reaching its decision to approve the Interim Investment Management Agreements and the New Investment Management Agreements, the Directors considered whether the New Investment Management Agreements would be in the best interests of the Master Fund and the Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Manager and the overall fairness of the New Investment Management Agreements to the Master Fund and the Fund.

PNC LONG-SHORT TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Master Fund and the Fund and its members, and took into account that the Interim Investment Management Agreements and New Investment Management Agreements were substantially identical in all material respects to the Prior Investment Management Agreements; that there will be no changes in the advisory and incentive fees; and that the fees earned would be held in escrow pending approval of the New Investment Management Agreements. The Directors also considered the material terms of the Merger that would impact the Master Fund and the Fund, including but not limited to the changes to management of the Manager; the proposed reorganization of other registered investment companies advised by the Manager; that the Master Fund and the Fund would not bear any expenses related to the acquisition, including expenses related to the proxy statement; and that the independence of the Master Fund's and the Fund's registered public accounting firm would not be compromised by the acquisition.

With respect to the nature, extent and quality of investment management services to be provided by the Manager under the New Investment Management Agreements to the Master Fund and the Fund, the Directors considered that the agreements provided for the same services, and contained the same terms and conditions as the Prior Investment Management Agreements and the Interim Investment Management Agreements. They considered that the experience and staffing of the personnel of the Manager dedicated to performing services would not change as a result of the Merger and noted that the combined firm would have a broader depth of portfolio management, research services and investment expertise. The Directors noted that the Prior, Interim and New Investment Management Agreements for the Master Fund authorize the Manager and its predecessor to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Manager's supervision, and that pursuant to such authority the Manager had retained Advantage Advisers Management, LLC (the "Adviser"), to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Manager's compliance program and its procedures and noted that the Manager and Allegiant had the same chief compliance officer and compliance staff overseeing the advisory firms' respective programs and would continue to oversee the Manager's compliance program following the business combination, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there was no pending litigation or regulatory actions against the Manager or its predecessors that would adversely affect or prohibit the combined entity's services to the Master Fund and the Fund. Based on this review, the Directors concluded that the Manager had the capabilities, resources and personnel necessary to act as the investment manager.

With respect to the advisory fees to be paid under the New Investment Management Agreements, the Directors considered that the Interim Investment Management Agreements and New Investment Management Agreements had the same advisory and incentive fees as the Prior Investment Management Agreements, and that the performance-based incentive fee increases the Manager's fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain standards. The Directors noted that they had reviewed and considered the fees paid to the Manager under the Prior Investment Management Agreements at their meeting on May 14, 2009, and that there were no changes to the fees paid to the Manager since that meeting. The Directors also noted that, following the Merger, the Manager would have an expanded infrastructure and wider platform of qualified and experienced staff with no increase in fees. Based upon their review, the Directors concluded that the asset-based management fee and performance-based incentive fee were fair and reasonable.

PNC LONG-SHORT TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

The Directors also considered the annualized returns of the Fund for the calendar one-year, three-year, five-year and since inception periods ended June 30, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The Directors noted that the performance of the Master Fund was that of a prior fund, which was reorganized into the current master-feeder structure whereby the Master Fund and the Fund assumed the prior fund's investment portfolio. The comparative information showed that the Fund outperformed the HFRX Equity Hedge Index for the three-year, five-year and since inception periods, and the Directors concluded that the overall performance was satisfactory. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Management Agreements were reasonable and fair and that the approval of the New Investment Management Agreements was in the best interests of the Master Fund and Fund and its members.

APPROVAL OF PRIOR INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on May 14, 2009, the Directors of the Master Fund, including a majority of the Independent Directors, met in person and voted to approve the renewal of the Prior Investment Management Agreements separately between the Master Fund and the Predecessor Manager and the Fund and the Predecessor Manager.

The Directors considered whether the renewal of the Prior Investment Management Agreements would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Predecessor Manager and the overall fairness of the Prior Investment Management Agreements. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Predecessor Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

With respect to the nature, extent and quality of investment management services to be provided by the Predecessor Manager under the Prior Investment Management Agreements for the Master Fund, the Directors considered the experience and staffing of the personnel of the Predecessor Manager dedicated to performing services for the Master Fund and the Fund. The Directors noted that the Prior Investment Management Agreement for the Master Fund authorized the Predecessor Manager to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Predecessor Manager's supervision, and that pursuant to such authority the Predecessor Manager had retained the Adviser to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Predecessor Manager's procedures to oversee and monitor the investment activities of the Adviser and, separately, the Predecessor Manager's compliance program. Based on this review, the Directors concluded that the Predecessor Manager had the capabilities, resources and personnel necessary to act as the investment manager.

PNC LONG-SHORT TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

The Directors also considered the annualized returns of the Fund for the calendar year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The comparative information showed that the Fund outperformed the HFRX Equity Hedge Index for the five-year and since inception periods. The Directors concluded that the overall performance was satisfactory considering current market conditions. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

The Directors also assessed the asset-based management and incentive fees, together with the total expense ratio, of the Master Fund and the Fund as compared to the fees and expenses of the peer group of investment companies with similar investment strategies and structures that was based on publicly available sources and provided by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of the management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors noted that the Fund's fee structure provides for a performance-based incentive fee that increases the Predecessor Manager's fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain standards. The Directors considered the Predecessor Manager's profitability in providing services to the Master Fund and the Fund taking into account the fees and other benefits realized by the Predecessor Manager or any of its affiliates as a result of its role as investment manager and the direct and indirect expenses incurred by the Predecessor Manager in providing these services. The Directors concluded that the fees were fair and reasonable in relation to the services being provided.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Prior Investment Management Agreements were reasonable and fair and that the approval of the renewal of the Prior Investment Management Agreements was in the best interests of the Master Fund and the Fund and its members.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Management Agreement authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. The Manager retained the Adviser to manage the Master Fund's investment portfolio pursuant to an Investment Advisory Agreement. At the same meeting held on May 14, 2009, the Board of Directors of the Master Fund, including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreement between the Master Fund, the Predecessor Manager and the Adviser.

The Directors considered whether the renewal of the Investment Advisory Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Investment Advisory Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

PNC LONG-SHORT TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

The Directors considered whether the continuance would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Investment Advisory Agreement to the Master Fund. In considering the nature and quality of the services, the Directors considered the investment and business operations capabilities of the Adviser. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.

With respect to the overall fairness of the agreement, the Directors considered the fee structure of the agreement and the profitability of the Adviser from its association with the Master Fund. The Directors considered the Adviser's representation at the meeting that the investment advisory fee paid to the Adviser is reasonable compared with fees it received from similar advisory arrangements and that this fee is paid by the Predecessor Manager. The Directors also considered that the advisory fee structure provides for incentive fees payable by the Predecessor Manager to the Adviser when the performance of the Fund exceeds certain levels and that such fees are paid by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The Directors recognized that the Adviser should be entitled to earn a reasonable level of profits for services it provides. The Directors did not put great weight on the Adviser's profitability but recognized that the negotiation of the subadvisory fee is an arms' length transaction between the Predecessor Manager and the Adviser. The Directors noted that the assets of the Master Fund had not yet grown to the point where real economies of scale could be realized.

Based on their evaluation of all material factors, including those described above, the Directors concluded that, based on the services that the Adviser would provide to the Master Fund under the agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and reasonable and that the approval of the Investment Advisory Agreement is in the best interests of the Master Fund and its members.

PNC LONG-SHORT TEDI FUND LLC
OTHER INFORMATION (UNAUDITED)
SEPTEMBER 30, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Advantage Advisers Management LLC
200 Park Avenue
New York, New York 10166

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PNC LONG-SHORT MASTER FUND LLC
SEMI-ANNUAL REPORT
SEPTEMBER 30, 2009 (UNAUDITED)

PNC LONG-SHORT MASTER FUND LLC
CONTENTS (UNAUDITED)
SEPTEMBER 30, 2009

                                                                            PAGE
                                                                            ----
Fund Commentary .........................................................     2
FINANCIAL STATEMENTS
Schedule of Investments .................................................     8
Statement of Assets and Liabilities .....................................    10
Statement of Operations .................................................    11
Statements of Changes in Members' Capital ...............................    12
Statement of Cash Flows .................................................    13
Financial Highlights ....................................................    14
Notes to Financial Statements ...........................................    15
Board Approval of Investment Management and Advisory Agreements .........    22
Other Information .......................................................    27

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

Dear Members:

PNC Long-Short Master Fund* (the "Fund") gained 14.66%, net of all fees, expenses and incentive allocations, for the six months ended September 30, 2009 (the "Reporting Period").

The Fund produced positive returns in each of the six months during the Reporting Period. We are most pleased to have been able to deliver such steady, positive returns during the Reporting Period with low volatility relative to the broader equity markets. Interestingly, many of the Fund's sub-fund managers generated attractive returns despite being positioned defensively and maintaining low net exposure to the markets. Such conservative positioning prevented them from participating fully in the equity market rally that has taken place since early March, but it also helped them protect capital during the severe losses that the equity market experienced during the months just before the start of the Reporting Period. It is well worth noting that even with such defensive positioning in general, on a relative basis, the Fund outperformed the HFRX Equity Hedge Index.(1) For the Reporting Period, the HFRX Equity Hedge Index was up 10.73%. The Fund's objective continued to be to provide investors global equity exposure with less risk than a traditional "long-only" global equity strategy.

As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Fund has gained 5.10%, net of all fees, expenses and incentive allocations, on an annualized basis through September 30, 2009.

MARKET AND ECONOMIC REVIEW

The Reporting Period witnessed a massive rebound in equity indices from their March 9th lows, reflecting a belief among investors that the worst of the financial crisis was behind us and an economic recovery was forming. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009 and far less than it did during the first quarter of 2009. Indeed, after contracting by 6.4% in the first three months of the year, the U.S. economy shrank just 0.7% from April through June. The reasons were much smaller decreases in nonresidential fixed investment and in exports, an upturn in federal government spending, a smaller decrease in private inventory investment, an upturn in state and local government spending, and a smaller decrease in residential fixed investment that were partly offset by a much smaller decrease in imports and a downturn in personal consumption expenditures.

By the end of September 2009, the broad equity markets had posted their seventh consecutive month of positive returns, although economic data remained mixed. Consumer confidence slipped toward the end of the semi-annual period after improving for several months prior. U.S. home prices improved but remained below year-ago levels. The Labor Department reported that the 4-week moving average of new jobless claims declined in September, but unemployment remained elevated at 9.8%. There was growing evidence that corporate America was tightening its belt, but better-than-anticipated revenues in general were indeed due more to cost-cutting measures and suppressed expectations than to top-line growth. Despite this mixed data and growing concerns about building inflationary pressures, including oil prices jumping more than 45% during the six months ended September 30, many analysts believed that positive economic growth had resumed in the third calendar quarter. All told, the U.S. equity markets posted the biggest two-quarter gain in over three decades, with the S&P 500 Index(2) appreciating 34.02% during the Reporting Period.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

The credit markets also rallied during the Reporting Period, with convertible corporate bonds, high yield corporate bonds and high yield bank loans leading the way. Emerging market bonds also performed well, as many of the emerging market and commodity-producing countries have been far less affected by the recession than the developed world. Investor risk-aversion ebbed significantly, encouraged by several factors. Unprecedented efforts taken by the Federal Reserve Board ("the Fed") and other government support of the financial system began to take effect and seem to have removed the "tail risk" of complete systemic failure. Positive statements about the recession likely being over from Fed Chairman Ben Bernanke contributed some optimism as well. Also, corporate earnings appear to have stabilized, with reports better than expected. Importantly, the Fed maintained its near-zero interest rate policy throughout these months and indicated repeatedly that it intended to leave interest rates low for an "extended period" on the expectation that the economic recovery will be slow and unemployment will remain elevated for some time. Against this backdrop, money flowed back into the markets, as investors looked to put previously "parked" cash to work.

As the equity and credit markets rallied, hedge funds in general bounced back strongly during the Reporting Period, displaying substantially lower volatility than the financial markets in their results. That said, while hedge fund performance was strong, it was not as strong as the broader equity markets because their short positions became a drag on performance after stocks bottomed in early March 2009. Looking at the glass half full, the hedge fund industry was much healthier at the end of September 2009 than it was just six months earlier. By the close of the Reporting Period, there was less capital chasing opportunities, with bank proprietary trading desks and several well-publicized hedge funds closing down. A less crowded field, in our view, potentially offers more profitable opportunities for survivors. Also, leverage had come down across the industry, as many hedge fund managers believed they could generate attractive returns with little or no leverage. Further, liquidity in the markets had improved, helping hedge funds to trade more profitably. All that said, after the massive deleveraging of late 2008 and early 2009, there were still many price dislocations out there, providing compelling opportunities for hedge fund managers with a disciplined, clearly-defined long/short strategy to exploit. For example, forced selling caused some fundamental and relative value mispricings. Also, the recent rally caused some stocks with poor fundamentals to rise, which could create attractive opportunities for profits on the short side.

FUND REVIEW

As Investment Adviser, we carefully evaluated the Fund's strategies and strategy allocation throughout the Reporting Period and made changes in an effort to further diversify the portfolio for enhanced risk management and increased potential returns.

As of September 30, 2009, there were 18 managers in the Fund, as we added four managers during the Reporting Period. We should also note that we submitted for full redemption from three managers, discussed below, but they had not yet been fully redeemed by the end of September.

Of the 18 hedge funds in the Fund at the end of September 2009, 17 generated positive returns during the Reporting Period. In all, the managers in the Fund employed six strategies over the course of the Reporting Period. Of the six strategies in use, all six generated positive returns during the Reporting Period.

- SECTOR HEDGED EQUITY STRATEGIES - Sector hedged equity strategies was the best performing strategy component during the Reporting Period. Artis Partners 2X (Institutional), L.P. ("Artis"), the Fund's technology manager, was the best performing sub-fund manager and the largest position in the Fund. Artis generated robust double-digit returns during the Reporting Period due primarily to winning

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

     positions in Data Domain, STEC and Palm. Lucas Energy Total Return Partners, L.P. ("Lucas Energy"), which primarily invests in energy equities, also performed well given its long-biased exposure to energy securities. Crude oil's move from less than $50 per barrel to more than $70 per barrel during the Reporting Period certainly added significant fundamental support to the recovery of Lucas Energy's holdings. DAFNA Fund, L.L.C. ("DAFNA"), the Fund's biotechnology manager, benefited from an event-rich summer for several of their sub-fund portfolio names. For example, DAFNA's position in Cytokinetics appreciated approximately 66% in September 2009 alone, as a result of Amgen entering into a partnership for its lead drug that involves a novel mechanism of action for heart failure.

     Effective July 1, 2009, we added Longbow Infrastructure L.P. ("Longbow'), which seeks superior risk-adjusted returns with low correlation to the U.S. equity markets by investing in the equity securities of companies engaged in meeting the project infrastructure requirements of the utility and power sector. The sub-fund seeks to realize this objective by managing a concentrated long/short portfolio that draws upon Longbow's (i) specialized research and investment focus on the utility and power sector; (ii) rigorous fundamental analysis; and (iii) proprietary risk management tools. With four managers at the end of the Reporting Period, the Fund's allocation to this component shifted from 20.1% of the Fund's net assets at March 31, 2009 to 27.2% of the Fund's net assets at September 30, 2009. Sector hedged equity strategies are strategies that focus on specific sectors of the markets, such as telecommunications, healthcare, real estate, energy or technology. Typically both long and short strategies will be used to target positive returns.

- TRADING STRATEGIES - Trading strategies generated positive returns during the Reporting Period but overall performance was not especially robust. Included in the Fund to help diversify the portfolio's equity risk, this strategy component was a particularly strong positive performer in 2008 but during the Reporting Period found it harder to find long-term trends in the markets that these managers trade. Cipher Composite Fund, L.P. ("Cipher"), a systematic commodity trading adviser, produced most of its returns being long stock indices like the DAX, S&P 500, FTSE and Nikkei. Effective May 1, 2009, we added Quantitative Global 1X Fund LLC ("QIM Global"), which is a systematic trading fund that uses pattern recognition to exploit short-term trends in the futures markets. QIM Global's models search through historical price and volume data to identify patterns that generate buy and sell signals among 26 different markets. With an average holding period of less than two weeks, QIM Global's returns have historically been uncorrelated to the S&P 500 Index. Moreover, its returns have shown no significant correlation to hedge fund or commodity trading advisor indices. During the Reporting Period, QIM Global, like Cipher, profited from the ongoing surge in global equity markets by taking advantage of pricing inefficiencies in stock index futures. Peak Select Partners L.P. ("Peak Select"), the Fund's global macro manager that trades commodities, fixed income, currencies and equities, lagged the other two sub-fund managers in terms of performance. Peak Select was positioned defensively because it believed this was an extremely uncertain environment from both an economic and a political standpoint. They made some poor bets during the Reporting Period in the commodity and currency markets.

     With three managers at the end of the Reporting Period, the trading strategies component of the Fund did not shift substantially--from just below 14.6% at the end of March 2009 to 15.2% of the Fund's net assets at the end of September 2009. Trading strategies generally employ investments in equity, debt, currencies and commodities across multiple sectors, economies, market capitalizations and are more based on macroeconomic modeling.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

- INTERNATIONAL HEDGED EQUITY STRATEGIES - The global hedged equity strategies component was a positive performer for the Reporting Period as a whole. However, Horseman Global Fund, L.P. ("Horseman"), a global long/short equity fund that uses equities to express top-down views on the global economy, was the only sub-fund in the Fund to lose ground during the Reporting Period, having given back some gains after a notably strong 2008. Horseman has been bearish for the last two years and adopted a net short exposure to equities. Believing we are in a deflationary environment, Horseman opted to not own any stocks during the Reporting Period. Clearly, being positioned net short during the recent equity market rally hurt the sub-fund's performance. Kingdon Associates, L.P. ("Kingdon") and Bay II Resources Partners, LP ("Bay II"), on the other hand, had a more bullish view of stocks and added long exposure to markets outside of the U.S. Kingdon generated solid returns betting on Chinese Internet companies, such as Baidu, and on Brazilian homebuilders. Bay II viewed market levels as inexpensive on a long-term basis and believed there should be an upward bias based on a three to four year view. Toward the end of the Reporting Period, Bay II added exposure to Asia and other emerging markets.

     Bay II was added to the Fund effective July 1, 2009. Bay II employs a long-term, value based, long/short equity investment approach, with a net long or short bias determined by the overall level of the markets. The sub-fund strives to provide investors with sustainable, high absolute returns and the ability to make profitable investments on both sides of the market, long and short. Its approach and investment perspective are different form most, as it takes a long-term (i.e., three year) investment horizon and more of a private equity and operating view of its investments. Bay II is considered a directional fund, meaning that it is a type of hedge fund that maintains some exposure to the market thereby placing less emphasis on hedging risk. Directional funds are less steady but can produce higher returns given that they assume more risk. Effective September 1, 2009, we also added Millgate Partners, L.P. ("Millgate") to the Fund. Millgate is a global equity long/short fund that invests solely in mid- to large-cap, non-U.S. companies. Its investment process consists of a top-down screen of company financial data to identify attractive longs and shorts, followed by a fundamental review and projection of each company's individual prospects. Its objective is to produce consistently strong net returns from long-term investment in international securities with limited volatility and low correlation to indices. With exposure to countries including Malaysia, the Netherlands and New Zealand, Millgate provides the Fund with broadened geographic diversification. Effective June 30, we submitted for full redemption from Firebird Global Fund II, L.P. ("Firebird") for performance and liquidity reasons. Firebird is an aggressive, long biased emerging market fund with exposure to less liquid positions. The sub-fund suffered poor absolute performance in 2008, as emerging market stocks suffered steep price declines. At the end of the Reporting Period, we were looking to replace Firebird with a manager that provides a more hedged and liquid approach to emerging markets. With five managers at the end of the Reporting Period, the Fund's allocation to global hedged equity strategies went from 17.2% of the Fund's net assets at the start of the Reporting Period to 25.7% of the Fund's net assets at the end of September 2009.

- U.S. HEDGED EQUITY STRATEGIES -During the Reporting Period, the U.S. hedged equity strategies component produced positive results. Blue Harbour Strategic Value Partners, L.P. ("Blue Harbour"), a long-biased "friendly activist" sub-fund that operates in the small-cap equity investment universe, performed well despite a defensive posture. Long positions in Life Technologies, Oneok and Philips Van Heusen significantly outperformed the broad equity market. Wynnefield Partners Small Cap Value, L.P. ("Wynnefield"), a long-biased small-cap value manager, called the bottom of the equity market accurately in early March and took off all of their short positions at that time. As a result, Wynnefield fully participated in the March through September equity rally. At the end of September,

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

     Wynnefield saw continuing upside potential in its portfolio despite the equity market rally, given that many of the names in its portfolio, including Cornell Companies, Core-Mark and Breeze-Eastern, were trading at some of the cheapest cash flow and earnings multiples seen in 15 years.

     With two managers at the end of the Reporting Period, the U.S. hedged equity strategy component of the Fund shifted from 14.6% of the Fund's net assets at the close of March 2009 to 10.9% of the Fund's net assets at the end of September 2009. U.S. hedged equity strategies generally involve taking a secondary position with the expressed purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically related securities for specific risks or by purchasing index options for market risks.

- EVENT HEDGED EQUITY STRATEGIES - The event hedged equity strategy component generated positive but somewhat muted results for the Fund during the Reporting Period. Each of the three managers in this component was positioned conservatively through most of the Reporting Period, and their results reflect their cautious stance. Owl Creek II, L.P. ("Owl Creek"), an opportunistic, event-driven, bottom-up global portfolio, produced positive results in the equities of beaten-down financials and insurers as well as in HMO-related health care stocks. Toward the end of the Reporting Period, Owl Creek reduced its equity exposure on both the long and short side, however, because of concerns about companies' ability to generate revenue growth going forward amidst a still challenging employment market. Castlerigg Partners, L.P. ("Castlerigg"), which is a global event-driven portfolio that invests primarily in risk arbitrage and event-driven distressed situations, such as mergers and acquisitions, was the most disappointing sub-fund in this strategy component. Castlerigg took a conservative view toward the market during the Reporting Period, and losses from equity special situation hedges, such as short equity indices, ate into its returns. During the Reporting Period, we submitted for full redemption from Harbinger Capital Partners Fund I, L.P. ("Harbinger"), which manages a long/short event/distressed investment strategy. Harbinger got caught up in concentrated, illiquid situations in 2008, and we felt there was a mis-match between the liquidity they offered investors and the liquidity of its underlying investments. Indeed, during what was a strong environment for event-driven managers, the Fund's managers in this component did not participate to the extent that we would have liked. As a result, we expect to make some further changes within this strategy in the near term.

     With three managers at the end of the Reporting Period, event hedged equity strategies comprised 24.5% of the Fund's net assets at the end of March 2009 and 16.5% at the end of September 2009. Event hedged equity strategies, in general, are approaches that seek to benefit from merger arbitrage, equity restructurings, spin-offs, stub trades, asset sales and liquidations.

- CREDIT STRATEGIES - The credit strategies component produced positive results for the Fund during the Reporting Period, but lagged relative to the Fund's equity-based strategy components. Long-biased Camulos Partners, LP ("Camulos"), the Fund's single credit strategy manager, did not participate in the credit rally during the Reporting Period as much as we would have liked. The sub-fund lost money on its hedges and did not see a great deal of liquidity in its names. As a result, we submitted for full redemption from Camulos during the Reporting Period. Thus, the Fund's allocation to credit strategies was 3.6% at the end of March 2009 and 3.6% at the end of the Reporting Period. Credit strategies may consist of several investment categories within the credit space, including leveraged loans, distressed debt and other special situations such as secured aircraft loans, municipal bonds, real estate and high yield securities.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

STRATEGY AHEAD

During the Reporting Period, we put an increased emphasis on improving liquidity in the Fund. As indicated above, we decided to redeem from managers, such as Harbinger, Firebird and Camulos, that invest in less liquid securities and to add four new managers that trade liquid equities and futures. The four managers added during the Reporting Period also offer improved liquidity terms, such as the ability to get out on a monthly or quarterly basis. In our view, given the changed investing landscape, sub-funds that offer us advantageous liquidity terms enable us to better manage risk in the Fund's portfolio.

We also made an effort during the Reporting Period to broaden diversification in the Fund. While we believe the Fund was already well diversified by strategy, geography, sector and market capitalizations, as Investment Adviser, we continued to look for ways to enhance its diversification as we seek to reduce volatility in the Fund. Therefore, we increased the number of managers in the Fund. In so doing, we also added sub-funds, such as QIM Global, Longbow and Millgate, that we believe will have low correlation to the other sub-funds in the portfolio. By increasing diversification, we seek to reduce volatility within the Fund and to provide better risk-adjusted returns to our members over the long term.

As we move forward, we intend to build upon the promising results garnered during the Reporting Period in prudent fashion by maintaining our emphasis on both liquidity and diversification. Our investment approach is to spread exposures to various market segments and strategies broadly and not to rely on a single theme. We continue to meet with managers with differentiated backgrounds and investing styles. We also are seeking to enhance portfolio diversification by building upon the creativity and innovation of PNC's managers--an increasingly heterogeneous pool of talent and skill.

Sincerely,

ADVANTAGE ADVISERS MANAGEMENT, LLC

* THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The HFRX Equity Hedge Index is an investable hedge fund index designed to provide returns that reflect the performance of the equity hedge sector of the hedge fund universe.

(2) The S&P 500 Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor's. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure in all sectors and industries. An investor may not invest directly into the index.

Some indices are unmanaged and returns do not reflect fees and charges associated with securities.

PNC LONG-SHORT MASTER FUND LLC
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 2009

            Investment Strategy as a Percentage of Total Investments

                                  (PIE CHART)

Sector Hedged Equity          27%
International Hedged Equity   26%
Event Hedged Equity           17%
Trading                       15%
U.S. Hedged Equity            11%
Credit                         4%

                                                                               % OF
                                                                             MEMBERS'
INVESTMENT FUNDS*                                     COST         VALUE      CAPITAL   LIQUIDITY***
-----------------                                  ----------   ----------   --------   ------------
SECTOR HEDGED EQUITY
   Artis Partners 2X (Institutional), L.P.**       $  953,996   $2,851,425     9.73%      Quarterly
   DAFNA Fund, L.L.C., Series A                     1,387,404    2,245,708     7.66        Monthly
   Longbow Infrastructure L.P.                      1,000,000    1,005,371     3.43       Quarterly
   Lucas Energy Total Return Partners, L.P.         2,460,180    1,871,444     6.39        Monthly
                                                   ----------   ----------    -----
      Total Sector Hedged Equity                    5,801,580    7,973,948    27.21
INTERNATIONAL HEDGED EQUITY
   Bay II Resource Partners, L.P.                   1,000,000    1,232,277     4.20       Quarterly
   Firebird Global Fund II, L.P.                      111,488       30,320     0.10      Semi-Annual
   Horseman Global Fund, L.P.                         857,630    2,265,065     7.73        Monthly
   Kingdon Associates, L.P.                         1,234,055    2,159,321     7.37       Quarterly
   Millgate Partners, L.P.                          1,800,000    1,844,195     6.29       Quarterly
                                                   ----------   ----------    -----
      Total International Hedged Equity             5,003,173    7,531,178    25.69
EVENT HEDGED EQUITY
   Castlerigg Partners, L.P.                        1,204,562      799,189     2.73       Quarterly
   Harbinger Capital Partners Fund I, L.P.          1,432,694    1,685,204     5.75       Quarterly
   Owl Creek II, L.P.                               1,965,682    2,352,286     8.02       Annually
                                                   ----------   ----------    -----
      Total Event Hedged Equity                     4,602,938    4,836,679    16.50
TRADING
   Cipher Composite Fund, L.P.                        895,546    1,749,242     5.97        Monthly
   Peak Select Partners L.P.                          956,883    1,640,109     5.60        Monthly
   Quantitative Global 1X Fund LLC                  1,000,000    1,070,148     3.65        Monthly
                                                   ----------   ----------    -----
      Total Trading                                 2,852,429    4,459,499    15.22
U.S. HEDGED EQUITY
   Blue Harbour Strategic Value Partners, L.P.**    1,480,000    1,188,590     4.05       Annually
   Wynnefield Partners Small Cap Value, L.P.        1,308,773    2,018,590     6.89      Semi-Annual
                                                   ----------   ----------    -----
      Total U.S. Hedged Equity                      2,788,773    3,207,180    10.94

                                                                       CONTINUED

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 2009

                                                                            % OF
                                                                          MEMBERS'
INVESTMENT FUNDS* (CONTINUED)                     COST         VALUE       CAPITAL   LIQUIDITY***
-----------------------------                 -----------   -----------   --------   ------------
CREDIT
   Camulos Partners, L.P.**                   $ 2,974,842   $ 1,061,549      3.62%    Quarterly+
                                              -----------   -----------    ------
      Total Credit                              2,974,842     1,061,549      3.62
                                              -----------   -----------    ------
Total Investment Funds                         24,023,735    29,070,033     99.18
                                              -----------   -----------    ------
REGISTERED INVESTMENT COMPANY
   SEI Daily Income Trust Money Market Fund
      Fund, Class A, 0.030%++                     862,133       862,133      2.94       Daily
                                              -----------   -----------    ------
   Total Investments                          $24,885,868   $29,932,166    102.12%
                                              ===========   ===========    ======

*    All investment funds are non-income producing.

**   Fund investment fully or partially segregated to cover tender offers.

***  Liquidity terms shown apply after lock-up provisions.

+    Investment fund has suspended redemptions as of September 30, 2009.

++   Rate shown is the 7-day effective yield as of September 30, 2009.

As of September 30, 2009, the value of PNC Long-Short Master Fund LLC's (the "Master Fund") investments by country as a percentage of members' capital is as follows:

COUNTRY                       COST          VALUE
-------                   -----------   -----------
United States - 102.12%   $24,885,868   $29,932,166
                          -----------   -----------
                          $24,885,868   $29,932,166
                          ===========   ===========

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $24,885,868. Net unrealized appreciation on investments for tax purposes was $5,046,298 consisting of $8,326,278 of gross unrealized appreciation and $3,279,980 of gross unrealized depreciation.

The investments in Investment Funds shown on the previous page and this page, representing 99.18% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2009

ASSETS
Investment Funds, at value (cost $24,023,735)                            $29,070,033
Investment in registered investment company, at value (cost $862,133)*       862,133
Receivable for fund investments sold                                       4,431,241
Due from feeder funds                                                        207,256
Dividend income receivable                                                        68
Prepaid expenses                                                              11,504
                                                                         -----------
   Total assets                                                           34,582,235
                                                                         -----------
LIABILITIES
Due to feeder funds for tender offers                                      5,200,000
Management fee payable                                                        50,401
Directors' fees payable                                                        4,816
Chief Compliance Officer fees payable                                          1,958
Other accrued expenses                                                        15,695
                                                                         -----------
   Total liabilities                                                       5,272,870
                                                                         -----------
   Net assets                                                            $29,309,365
                                                                         ===========
MEMBERS' CAPITAL
Capital                                                                  $14,252,993
Accumulated net investment loss                                           (3,016,709)
Accumulated net realized gain on investments                              13,026,783
Net unrealized appreciation on investments                                 5,046,298
                                                                         -----------
   Members' capital                                                      $29,309,365
                                                                         ===========

*    See Note 2 in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENT OF OPERATIONS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

INVESTMENT INCOME
Dividend income                                              $    6,431
                                                             ----------
OPERATING EXPENSES
Management fees                                                 212,103
Administration fees                                              33,984
Directors' fees                                                  32,754
Chief Compliance Officer fees                                     4,573
Audit and tax fees                                               29,903
Legal fees                                                       15,958
Line of credit facility fees                                      4,736
Printing fees                                                     2,396
Custodian fees                                                    1,699
Other expenses                                                   13,169
                                                             ----------
   Operating expenses                                           351,275
                                                             ----------
   Net investment loss                                         (344,844)
                                                             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                              1,221,959
Net change in unrealized appreciation on investments          3,708,074
                                                             ----------
   Net realized and unrealized gain on investments            4,930,033
                                                             ----------
Net increase in members' capital from operating activities   $4,585,189
                                                             ==========

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                             $   (876,916)
Net realized gain on investments                                   5,096,028
Net change in unrealized appreciation
   on investments                                                (14,189,559)
                                                                ------------
   Net decrease in members' capital
      from operating activities                                   (9,970,447)
                                                                ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                     700,288
Cost of Interests repurchased                                    (11,009,736)
                                                                ------------
   Net decrease in members' capital
      from capital transactions                                  (10,309,448)
                                                                ------------
MEMBERS' CAPITAL
Balance at beginning of year                                      50,086,374
                                                                ------------
Balance at end of year                                          $ 29,806,479
                                                                ============

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

FROM OPERATING ACTIVITIES
Net investment loss                                             $   (344,844)
Net realized gain on investments                                   1,221,959
Net change in unrealized appreciation
on investments                                                     3,708,074
                                                                ------------
   Net increase in members' capital
      from operating activities                                    4,585,189
                                                                ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                     117,697
Cost of Interests repurchased                                     (5,200,000)
                                                                ------------
   Net decrease in members' capital
      from capital transactions                                   (5,082,303)
                                                                ------------
MEMBERS' CAPITAL
Balance at beginning of period                                    29,806,479
                                                                ------------
Balance at end of period                                        $ 29,309,365
                                                                ============

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENT OF CASH FLOWS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities       $ 4,585,189
Adjustments to reconcile net increase in members' capital from operations to net cash provided by operating activities
   Net change in unrealized appreciation on investments           (3,708,074)
   Net realized gain on investments                               (1,221,959)
   Purchases of investments                                       (4,800,000)
   Proceeds from the sale of investments                           8,850,345
   Net sale of short-term investments                              3,124,031
   Increase in receivable for fund investments sold               (1,473,006)
   Increase in due from feeder funds                                (207,256)
   Decrease in dividend income receivable                              1,948
   Decrease in prepaid expenses                                        2,737
   Decrease in management fee payable                                 (8,991)
   Increase in directors' fees payable                                 2,352
   Increase in Chief Compliance Officer fees payable                   1,115
   Decrease in administration fee payable                            (54,580)
   Decrease in other accrued expenses                                (11,548)
                                                                 -----------
      Net cash provided by operating activities                    5,082,303
                                                                 -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                     117,697
Cost of Interests repurchased                                     (5,200,000)
                                                                 -----------
      Net cash used in financing activities                       (5,082,303)
                                                                 -----------
      Net increase in cash and cash equivalents                           --
CASH AND CASH EQUIVALENTS
Beginning of period                                                       --
                                                                 -----------
End of period                                                    $        --
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                            SIX-MONTH
                                           PERIOD ENDED      YEAR        YEAR       PERIOD
                                          SEPTEMBER 30,     ENDED       ENDED       ENDED
                                               2009       MARCH 31,   MARCH 31,   MARCH 31,
                                           (UNAUDITED)       2009        2008       2007+
                                          -------------   ---------   ---------   ---------
Total return (1)                              14.66%        (20.74)%      4.11%     11.33%
Members' capital, end of period (000's)     $29,309        $29,806     $50,086    $55,949
RATIOS TO AVERAGE NET ASSETS
Net investment loss                           (2.02)%(3)     (1.93)%     (1.80)%    (1.92)%(3)
Operating expenses (2)                         2.06%(3)       2.00%       1.85%      1.96%(3)
Portfolio turnover rate                       15.68%(4)       2.31%      32.69%      5.78%(4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)  Annualized.

(4)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

1.   ORGANIZATION

     PNC Long-Short Master Fund LLC, the "Master Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $47,654,658 (comprised of $46,831,482 of fund investments, $727,501 of cash, and $95,675 of receivable from fund investments sold) from PNC Long-Short Fund LLC on July 1, 2006. Unrealized appreciation on the fund investments of $12,294,453 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

     The Master Fund's investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies that have either a low correlation with the equity and fixed income markets, or that, when balanced with other strategies, lower the correlation of the Master Fund's total performance to the equity and fixed income markets. The primary focus is in hedged equity strategies though there may also be investments in debt and other instruments. Investments may include long/short equity strategies that encompass general, sector-specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Master Fund may also invest in opportunistic hedge funds that utilize distressed and event driven strategies.

     The Master Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Master Fund on behalf of the Members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager is currently serving as the investment manager to the Master Fund pursuant to an interim investment management agreement approved by the Board of Directors on August 11, 2009, which became effective on September 30, 2009. The Manager will continue to serve in such capacity (unless sooner terminated) until Members either approve or disapprove the new investment management agreement or February 27, 2010, whichever is sooner. The Manager oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board of Directors.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Advantage Advisers Management LLC (the "Adviser"). The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Master Fund:

     A. FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION

          The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

          Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

          GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Master Fund has implemented the Codification as of September 30, 2009.

     B.   PORTFOLIO VALUATION

          The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

          The net asset value of the Master Fund equals the value of the Master Fund's assets less the Master Fund's liabilities, including accrued fees and expenses. The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds, as of each month-end ordinarily is the value determined as of such month-end

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

          for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interest in the Investment Fund, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

          Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

          ASC 820 (formerly FAS No. 157 "Fair Value Measurements") establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

          -    Level 1 - Unadjusted quoted prices in active markets for
                         identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          -    Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          -    Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

          As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Funds' investments are measured at September 30, 2009:

                                 Level 1   Level 2     Level 3        Total
                                --------   -------   -----------   -----------
Investment Funds                $     --     $--     $29,070,033   $29,070,033
Registered Investment Company    862,133      --              --       862,133
                                --------     ---     -----------   -----------
Total                           $862,133     $--     $29,070,033   $29,932,166
                                ========     ===     ===========   ===========

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

          The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                Change in
  Beginning                     unrealized
Balance as of    Realized      appreciation/   Net purchase/   Ending Balance
   3/31/09      gain/(loss)   (depreciation)       sales        as of 9/30/09
-------------   -----------   --------------   -------------   --------------
 $28,190,344     $1,221,960     $3,708,073      ($4,050,344)     $29,070,033
 -----------     ----------     ----------      -----------      -----------

          For the six-month period ended September 30, 2009 there has been no significant changes to the Fund's fair valuation methodologies.

     C.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

          Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

     D.   FUND EXPENSES

          The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodian fees; costs of insurance; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

          The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the six-month period ended September 30, 2009, allocations/fees for these services ranged from 1.0% to 3.0% annually for management fees and were 20% annually for the performance or incentive allocations.

     E.   INCOME TAXES

          The Master Fund intends to operate, and has elected to be treated, as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

          On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

     F.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At September 30, 2009, this investment consisted of 862,133 shares which amounted to 2.9% of members' capital.

     G.   SEGREGATED INVESTMENTS

          Certain investments have been segregated to finance the repurchase of Interests from tender offers.

     H.   CAPITAL ACCOUNTS

          Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

     I.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   MANAGEMENT FEE

          The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the net asset value of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

     B.   ADMINISTRATION AND OTHER FEES

          The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian for the Master Fund's assets.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     C.   BOARD FEES

          Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Master Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the six-month period ended September 30, 2009 were $32,754.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

     Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the six-month period ended September 30, 2009, the aggregate purchases and sales of investments (excluding short-term securities) were $4,800,000 and $8,850,345, respectively.

8.   TENDER OFFERS

     On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on July 31, 2009.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     On May 27, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at September 30, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment of $2,600,000 on or about 30 days after September 30, 2009.

     On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2009. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment of $2,600,000 on or about 30 days after December 31, 2009.

9.   LINE OF CREDIT

     The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the six-month period ended September 30, 2009, the Master Fund had no borrowings.

10.  SUBSEQUENT EVENT

     The Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 30, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

PNC LONG-SHORT MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On September 29, 2009, PNC Capital Advisors, Inc., the predecessor investment manager to the Master Fund (the "Predecessor Manager"), merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC, a Delaware limited liability company (the "Manager"). As used herein, the merger of the Predecessor Manager and Allegiant to form the Manager is referred to as the "Merger." The Manager and its predecessors, the Predecessor Manager and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of the Predecessor Manager and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the investment management agreement with the Predecessor Manager that was in effect prior to the Merger. As a result, the agreement automatically terminated in accordance with its terms.

In anticipation of the Merger, the Board of the Master Fund, including a majority of the Directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of 1940 Act (the "Independent Directors")), met in person at a meeting on August 11, 2009 and approved interim investment management agreement between the Master Fund and the Manager (the "Interim Investment Management Agreement") in order for the Manager to continue to serve as the investment manager to the Master Fund in the event that the Merger occurred. At the same meeting, the Directors, including a majority of the Independent Directors, approved new investment management agreement between the Master Fund and the Manager (the "New Investment Management Agreement"), subject to approval by the members of the that invest all or substantially all of their investment assets in the Master Fund (the "Feeder Funds"). The Interim Investment Management Agreement took effect on September 30, 2009 and will remain in effect (unless sooner terminated) until members of the Feeder Funds either approve or disapprove the New Investment Management Agreement or February 27, 2010, whichever is sooner. Prior to September 30, 2009, the Predecessor Manager served as the investment manager to the Master Fund pursuant to an investment management agreement with the Master Fund (the "Prior Investment Management Agreement"). The Prior Investment Management Agreement were last approved by the Board at a meeting held on May 14, 2009 The approval of the Prior Investment Management Agreement is discussed below in the section entitled "Approval of Prior Agreements."

In reaching its decision to approve the Interim Investment Management Agreement and the New Investment Management Agreement, the Directors considered whether the New Investment Management Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Manager and the overall fairness of the New Investment Management Agreement to the Master Fund.

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Master Fund and its members, and took into account that the Interim Investment Management Agreement and New Investment Management Agreement were substantially identical in all material respects to the Prior Investment Management Agreement; that there will be no changes in the advisory and incentive fees; and that the fees earned would be held in escrow pending approval of the New Investment Management Agreement. The Directors also considered the material terms of the Merger that

PNC LONG-SHORT MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

would impact the Master Fund, including but not limited to the changes to management of the Manager; the proposed reorganization of other registered investment companies advised by the Manager; that the Master Fund and the Feeder Funds would not bear any expenses related to the acquisition, including expenses related to the proxy statement; and that the independence of the Master Fund's registered public accounting firm would not be compromised by the acquisition.

With respect to the nature, extent and quality of investment management services to be provided by the Manager under the New Investment Management Agreement to the Master Fund, the Directors considered that the agreements provided for the same services, and contained the same terms and conditions as the Prior Investment Management Agreement and the Interim Investment Management Agreement. They considered that the experience and staffing of the personnel of the Manager dedicated to performing services would not change as a result of the Merger and noted that the combined firm would have a broader depth of portfolio management, research services and investment expertise. The Directors noted that the Prior, Interim and New Investment Management Agreements for the Master Fund authorize the Manager and its predecessor to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Manager's supervision, and that pursuant to such authority the Manager had retained Advantage Advisers Management, LLC (the "Adviser"), to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Manager's compliance program and its procedures and noted that the Manager and Allegiant had the same chief compliance officer and compliance staff overseeing the advisory firms' respective programs and would continue to oversee the Manager's compliance program following the business combination, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there was no pending litigation or regulatory actions against the Manager or its predecessors that would adversely affect or prohibit the combined entity's services to the Master Fund. Based on this review, the Directors concluded that the Manager had the capabilities, resources and personnel necessary to act as the investment manager.

With respect to the advisory fees to be paid under the New Investment Management Agreement, the Directors considered that the Interim Investment Management Agreement and New Investment Management Agreement had the same advisory fee as the Prior Investment Management Agreement. The Directors noted that they had reviewed and considered the fee paid to the Manager under the Prior Investment Management Agreement at their meeting on May 14, 2009, and that there were no changes to the fee paid to the Manager since that meeting. The Directors also noted that, following the Merger, the Manager would have an expanded infrastructure and wider platform of qualified and experienced staff with no increase in fees. Based upon their review, the Directors concluded that the asset-based management fee was fair and reasonable.

The Directors also considered the annualized returns of the Master Fund for the calendar one-year, three-year, five-year and since inception periods ended June 30, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The Directors noted that the performance of the Master Fund was that of a prior fund, which was reorganized into the current master-feeder structure whereby the Master Fund and the Feeder Funds assumed the prior fund's investment portfolio. The comparative information showed that the Master Fund the HFRX Equity Hedge Index for the three-year, five-year and since inception periods, and the Directors concluded that the overall performance was satisfactory. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

PNC LONG-SHORT MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Management Agreement was reasonable and fair and that the approval of the New Investment Management Agreement was in the best interests of the Master Fund and its members.

APPROVAL OF PRIOR INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on May 14, 2009, the Directors of the Master Fund, including a majority of the Independent Directors, met in person and voted to approve the renewal of the Prior Investment Management Agreement between the Master Fund and the Predecessor Manager.

The Directors considered whether the renewal of the Prior Investment Management Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Predecessor Manager and the overall fairness of the Prior Investment Management Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Predecessor Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

With respect to the nature, extent and quality of investment management services to be provided by the Predecessor Manager under the Prior Investment Management Agreement for the Master Fund, the Directors considered the experience and staffing of the personnel of the Predecessor Manager dedicated to performing services for the Master Fund. The Directors noted that the Prior Investment Management Agreement for the Master Fund authorized the Predecessor Manager to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Predecessor Manager's supervision, and that pursuant to such authority the Predecessor Manager had retained the Adviser to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Predecessor Manager's procedures to oversee and monitor the investment activities of the Adviser and, separately, the Predecessor Manager's compliance program. Based on this review, the Directors concluded that the Predecessor Manager had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors also considered the annualized returns of the Feeder Funds for the calendar year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The comparative information showed that the comparative information showed that the PNC Long-Short Fund and the PNC Long-Short TEDI Fund outperformed the HFRX Equity Hedge Index for the five-year and since inception periods. The Directors concluded that the overall performance was satisfactory considering current market conditions. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

The Directors also assessed the asset-based management fee, together with the total expense ratio, of the Master Fund and its Feeder Funds as compared to the fees and expenses of the peer group of investment companies with similar investment strategies and structures that was based on publicly available sources and provided by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of the management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors noted that the fee structure for the Feeder Funds provides for a performance-based incentive fee that increases the Predecessor Manager's fee level when performance

PNC LONG-SHORT MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

exceeds certain standards and decreases the fee level when performance falls below certain standards for each Feeder Fund. The Directors considered the Predecessor Manager's profitability in providing services to the Master Funds taking into account the fees and other benefits realized by the Predecessor Manager or any of its affiliates as a result of its role as investment manager and the direct and indirect expenses incurred by the Predecessor Manager in providing these services. The Directors concluded that the fees were fair and reasonable in relation to the services being provided.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Prior Investment Management Agreement were reasonable and fair and that the approval of the renewal of the Prior Investment Management Agreement was in the best interests of the Master Fund and its members.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Management Agreement authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. The Manager retained the Adviser to manage the Master Fund's investment portfolio pursuant to an Investment Advisory Agreement. At the same meeting held on May 14, 2009, the Board of Directors of the Master Fund, including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreement between the Master Fund, the Predecessor Manager and the Adviser.

The Directors considered whether the renewal of the Investment Advisory Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Investment Advisory Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Directors considered whether the continuance would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Investment Advisory Agreement to the Master Fund. In considering the nature and quality of the services, the Directors considered the investment and business operations capabilities of the Adviser. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.

With respect to the overall fairness of the agreement, the Directors considered the fee structure of the agreement and the profitability of the Adviser from its association with the Master Fund. The Directors considered the Adviser's representation at the meeting that the investment advisory fee paid to the Adviser is reasonable compared with fees it received from similar advisory arrangements and that this fee is paid by the Predecessor Manager. The Directors also considered that the advisory fee structure provides for incentive fees payable by the Predecessor Manager to the Adviser when the performance of the Feeder Funds exceed certain levels and that such fees are paid by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The Directors

PNC LONG-SHORT MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SEPTEMBER 30, 2009

recognized that the Adviser should be entitled to earn a reasonable level of profits for services it provides. The Directors did not put great weight on the Adviser's profitability but recognized that the negotiation of the subadvisory fee is an arms' length transaction between the Predecessor Manager and the Adviser. The Directors noted that the assets of the Master Fund had not yet grown to the point where real economies of scale could be realized.

Based on their evaluation of all material factors, including those described above, the Directors concluded that, based on the services that the Adviser would provide to the Master Fund under the agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and reasonable and that the approval of the continuation of the Investment Advisory Agreement is in the best interests of the Master Fund and its members.

PNC LONG-SHORT MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
SEPTEMBER 30, 2009

PORTFOLIO HOLDING DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Advantage Advisers Management LLC
200 Park Avenue
New York, NY 10166

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

There have been no changes to the Portfolio Managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for the chief executive officer and the chief financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            PNC Long-Short TEDI Fund LLC

                                        /s/KEVIN A. MCCREADIE
By (Signature and Title)                ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        /s/KEVIN A. MCCREADIE
By (Signature and Title)                ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: November 30, 2009

                                        /s/JENNIFER E. SPRATLEY
By (Signature and Title)                ----------------------------------------
                                        Jennifer E. Spratley
                                        Chief Financial Officer

Date: November 30, 2009